SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 26, 2004

Date of Report (Date of Earliest Event Reported)

FIRST COMMUNITY BANCORP

(Exact Name of Registrant as Specified in Charter)

CALIFORNIA

(State or Other Jurisdiction of Incorporation)

00-30747	33-0885320
(Commission File Number)	(IRS Employer Identification No.)

6110 El Tordo
PO Box 2388
Rancho Santa Fe, California 92067

(Address of Principal Executive Offices)

(858) 756-3023

(Registrant’s Telephone Number, including Area Code)

Item 7.                                                             Financial Statements, Pro Forma Financial Information and Exhibits.

The following exhibit is furnished as part of this report:

99.1                                                                           Letter of resignation, dated February 26, 2004, from Leon Kassel to the Board of Directors of First Community Bancorp.

Item 9.                                                             Regulation FD Disclosure.

Effective February 26, 2004, Mr. Leon Kassel resigned as a director of First Community Bancorp.  Attached hereto as Exhibit 99.1 is a copy of the resignation letter from Mr. Kassel to the Board of Directors of First Community Bancorp.

The information in this Current Report on Form 8-K, including the exhibit, is being furnished pursuant to Item 9 (Regulation FD Disclosure) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section.  Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the First Community Bancorp under the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY BANCORP

Date: February 27, 2004	By:	/s/ Jared M. Wolff
		Name:	Jared M. Wolff
		Title:	Executive Vice President,
General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

99.1	Letter of resignation, dated February 26, 2004, from Leon Kassel to the Board of Directors of First Community Bancorp.